Investor Presentation 4th Quarter 2023 Exhibit 99.1

2 Forward-Looking Statements and Disclaimer Cautionary Note Regarding Forward-Looking Statements The following information is current as of January 24, 2024 (unless otherwise noted) and should be read in connection with the press release of SLM Corporation (the “Company”) announcing its financial results for the quarter and full year ended December 31, 2023, filed with the Securities and Exchange Commission (“SEC”) on January 24, 2024, and subsequent reports filed with the SEC. This Presentation contains “forward-looking” statements and information based on management’s current expectations as of the date of this Presentation. Statements that are not historical facts, including statements about the Company’s beliefs, opinions, or expectations and statements that assume or are dependent upon future events, are forward-looking statements. This includes, but is not limited to: statements regarding future developments surrounding COVID-19 or any other pandemic, including, without limitation, statements regarding the potential impact of COVID-19 or any other pandemic on the Company’s business, results of operations, financial condition, and/or cash flows; the Company’s expectation and ability to pay a quarterly cash dividend on its common stock in the future, subject to the determination by the Company’s Board of Directors, and based on an evaluation of the Company’s earnings, financial condition and requirements, business conditions, capital allocation determinations, and other factors, risks, and uncertainties; the Company’s 2024 guidance; the Company’s three-year horizon outlook; the Company’s expectation and ability to execute loan sales and share repurchases; the Company’s projections regarding originations, net charge-offs, non-interest expenses, earnings, balance sheet position, and other metrics; any estimates related to accounting standard changes; and any estimates related to the impact of credit administration practices changes, including the results of simulations or other behavioral observations. Forward-looking statements are subject to risks, uncertainties, assumptions, and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A. “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2022 (filed with the SEC on Feb. 23, 2023) and subsequent filings with the SEC; the societal, business, and legislative/regulatory impact of pandemics and other public heath crises; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; failure to comply with consumer protection, banking, and other laws; changes in accounting standards and the impact of related changes in significant accounting estimates, including any regarding the measurement of the Company’s allowance for credit losses and the related provision expense; any adverse outcomes in any significant litigation to which the Company or any subsidiary is a party; credit risk associated with the Company’s (or any subsidiary's) exposure to third parties, including counterparties to the Company’s (or any subsidiary's) derivative transactions; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). The Company could also be affected by, among other things: changes in its funding costs and availability; reductions to its credit ratings; cybersecurity incidents, cyberattacks, and other failures or breaches of its operating systems or infrastructure, including those of third-party vendors; damage to its reputation; risks associated with restructuring initiatives, including failures to successfully implement cost-cutting programs and the adverse effects of such initiatives on the Company’s business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students, and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of earning assets versus funding arrangements; rates of prepayments on the loans owned by the Company and its subsidiaries; changes in general economic conditions and the Company’s ability to successfully effectuate any acquisitions; and other strategic initiatives. The preparation of the Company’s consolidated financial statements also requires management to make certain estimates and assumptions, including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this Presentation are qualified by these cautionary statements and are made only as of the date of this Presentation. The Company does not undertake any obligation to update or revise these forward-looking statements to conform such statements to actual results or changes in its expectations. The Company reports financial results on a GAAP basis and also provides certain non-GAAP “Core Earnings” performance measures. The difference between the Company’s non-GAAP “Core Earnings” and GAAP results for the periods presented were the unrealized, mark-to-fair value gains/losses on derivative contracts (excluding current period accruals on the derivative instruments), net of tax. These are recognized in GAAP, but not in non-GAAP “Core Earnings” results. The Company provides non-GAAP “Core Earnings” because it is one of several measures management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s non-GAAP “Core Earnings” is not a defined term within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see the “Non-GAAP ’Core Earnings’ to GAAP Reconciliation” table in this Presentation for a complete reconciliation between GAAP net income and non-GAAP “Core Earnings”.

3 Sallie Mae is an Outstanding Franchise Sallie Mae is the market-leading brand for private education loans driven by brand recognition, rigorous underwriting methodology and industry- leading customer service. Top ranked and highly recognized brand Industry leading and award-winning technologies Well funded with sufficient liquidity, capital, and loan loss reserves 55% Market share of full private student lending marketplace1 35.8% Return on Common Equity* 87% Cosigner Rate* 748 Average FICO at Approval* 2.44% 2023 Net Charge- offs as a percentage of Avg. Loans20 in Repayment.* * Metrics are for full-year 2023, unless otherwise noted. 2,100+ actively managed university relationships across the U.S.2 Largest salesforce in the industry Appears on 98% of preferred lender lists2 7% Annual Private Education Loan Originations Growth in 2023*

4 Balance Sheet & Capital Allocation • Completed the sale of approximately $1.1 billion of Private Education Loans to an unaffiliated third party in Q4 2023, with approximately $3.15 billion of Private Education Loans sold in full-year 2023. • Paid common stock dividend of $0.11 per share in Q4 2023. • Sallie Mae Bank remains well capitalized with 13.6% Total risk-based capital ratio and CET1 capital ratio of 12.3%. • Continued our capital return strategy in Q4 2023 by repurchasing 6 million shares at an average price of $15.43 per share. During full-year 2023, 22 million shares were repurchased at an average price of $15.64 per share. Through the end of 2023, the Company has repurchased 50% of the total shares outstanding on January 1, 2020. • Board of Directors approved new $650 million share repurchase program, effective January 26, 2024, and expiring on February 6, 2026. Unused portion of the 2022 Share Repurchase Authorization expired on January 25, 2024. Income Statement & Earnings Summary • GAAP Net Income attributable to common stock of $164 million in Q4 2023, compared to Net Loss attributable to common stock of ($81) million in Q4 2022, an increase of 303%. Full-year 2023 GAAP Net Income attributable to common stock of $564 million vs. $460 million in 2022. • Net Interest Margin for full-year 2023 increased by 19 basis points, from 5.31% in 2022 to 5.50% in 2023. • Total operating expenses of $143 million in Q4 2023, as compared to $138 million in the year-ago quarter, and $167 million in Q3 2023. • Total operating expenses for full-year 2023 were $619 million, which is 12% higher than full-year 2022. • Increase attributed to higher FDIC fees, higher originations, a slowdown in consolidations, an increase in staffing over 2022, and the absorption of general inflationary pressures. • Q4 2023 GAAP diluted earnings per common share of $0.7222 vs. GAAP loss per common share of ($.33) in Q4 2022. Full-year 2023 GAAP diluted earnings per common share was $2.4122, which is a 37%22 increase from the $1.76 in 2022. 4th Quarter and Full-Year 2023 Highlights

5 Credit Performance • Q4 2023 net charge-offs for Private Education Loans totaled $93 million, down 20% from the year-ago period. Private Education Loan net charge-offs for full-year 2023 totaled $374 million, or 2.44% of average loans in repayment. This compares to Private Education Loan net charge-offs for full-year 2022 of $386 million, or 2.55% of average loans in repayment, down 3% year-over-year. • Private Education Loans delinquent 30+ days for the quarter ended December 31, 2023, were 3.90% of loans in repayment, an increase from Q3 2023, as well as from the year-ago quarter. • Enrollment in new loan modification programs increased meaningfully at the end of 2023.21 • In December 2023, experienced the lowest roll to default rate in over two years. Other Key Performance Metrics Loan Sales • Closed on sale of approximately $2 billion of Private Education Loans to an unaffiliated party on February 1, 2024. Funding & Liquidity • Our deposit portfolio continues to be stable, with balances at the end of 2023 slightly higher than at the end of 2022. • At the end of 2023, our uninsured deposits made up only 2% of our deposit base. • Marketable securities make up a portion of our liquidity sources. As of 12/31/2023, our unrealized losses on that portfolio total $130 million. Realizing those losses would result in a regulatory capital charge of approximately 40 basis points. Impairment of Intangible Asset • As we have integrated Nitro and begun to test the effectiveness of their programs and strategies under the Sallie and Sallie Mae brands, we have seen performance meaningfully better using the Sallie and Sallie Mae names and platforms. We believe that continuing to build on the Sallie and Sallie Mae platforms will accelerate growth, and as such have determined that the asset associated with the Nitro trade name and trademark should be written down to zero. The decision to write this asset down this year resulted in a non-cash charge of approximately $56 million to 2023 non-interest expenses.22

6 Ac tua l 2019 87% 58% 746 2020 86% 60% 749 2021 86% 59% 750 Private Education Loan Originations13 • Fourth quarter 2023 originations at approximately $839 million, 2% higher than the year-ago period. • Finished 2023 with originations 7% higher than full-year 2022, at $6.4 billion. • Application and origination volume for underclassmen for full- year 2023 increased by 12% and 9%, respectively, as compared to full-year 2022. % Cosigned % In School Payment Average FICO at Approval9 2022 86% 57% 747 2023 87% 56% 748 Q4 2023 Q4 2022 84% 82% 56% 58% 750 7476

7 As of 12/31/23 Customer FICO at Original Approval6 High Quality Private Education Loan Portfolio Smart Option Payment TypeOriginations VintageA Portfolio Interest Rate Type Fixed 67% Variable 33% <670 8% 670 - 699 15% 700-749 32% 750+ 45% Pre 2014 3% 2014 2% 2015 4% 2016 4% 2017 5% 2018 6% 2019 8% 2020 9% 2021 14% 2022 24% 2023 21% Deferred 48% Fixed Pay 34% Interest Only 18% Loans $21.0B Weighted Avg. FICO 748 Loans $18.8BLoans $21.0B A By Year of Origination Approval

8 20% 14% 24% 25% 17% Long-term Borrowings Brokered (Variable) Brokered (Fixed) Retail (MMDA & CD) Retail (HSA & 529) 38% 42% Conservative Funding Optimizes Net Interest Margin As of 12/31/2023 Long-Term Funding • Outstanding borrowings consist of unsecured debt and secured borrowings issued through our term asset- backed securitization program, totaling $1 billion and $4.2 billion, respectively, as of December 31, 2023. Deposits • Our total deposits of $21.7 billion were comprised of $10.3 billion in brokered deposits and $11.4 billion in retail and other deposits at December 31, 2023. • Interest-bearing deposits consist of retail and brokered non-maturity savings deposits, retail and brokered non- maturity money market deposits, and retail and brokered certificates of deposit. Also included are deposits from Educational 529 and Health Savings plans that diversify our funding sources. • There were $478 million of deposits exceeding FDIC insurance limits at the end of 2023. Total Funding = $ 26.9 billion

9

Confidential and proprietary information. © 2024 Sallie Mae Bank. All rights reserved. 10 Three years ago, we set course on a strategy that we felt could create significant value – Maintain a “flattish” balance sheet by selling loans and buying back shares. Where We Started Loan Sale Arbitrage Capitalize on valuation disconnect that exists between whole loan and equity prices • Have sold almost $14 billion in whole loans at an average price of approximately 110% as of December 31, 2023. • Have used a portion of the loan sale proceeds and capital released to buy back approximately 209 million shares of the Company at an average price of $15.64 through Q4 2023 – approximately 50% of the shares outstanding at the beginning of 2020. Capital Management Manage the capital requirements of CECL during the phase-in period. • Adjusted transition amount of approximately $840 million required to be phased into regulatory capital ratios over a 4-year period beginning in January 2022 – approximately $210 million of capital allocated to the transition each year with the final transition amount to occur in January 2025.

Confidential and proprietary information. © 2024 Sallie Mae Bank. All rights reserved. 11 As we near the end of the CECL phase-in period, our investment thesis has evolved and allows for measured growth as well as strong capital return.3 The Evolution of our Investment Thesis Strong and Predictable Balance Sheet Growth3 Our attractive market and competitive position provide a basis for strong and predictable balance sheet growth which we intend to moderate through continued loan sales. Capital Return3 Strong earnings through balance sheet growth and continued loan sales create significant capacity for return of capital through a growing dividend15, continued share repurchases, and other methods of capital return. Strong EPS Performance & Return on Common Equity3 Loan growth and operating leverage provide a basis for even stronger recurring EPS performance and return on common equity (ROCE10) Manageable Risk3 Profitability and balance sheet strength reduce risk and increase resiliency of results.

Confidential and proprietary information. © 2024 Sallie Mae Bank. All rights reserved. 12 Balance Sheet Growth and Capital Return are NOT Mutually Exclusive Strong Balance Sheet & Recurring Earnings Growth • Expected to drive recurring revenue, leading to steady double- digit earnings per share growth with balance sheet expansion.3 • Expected to support a growing and consistent dividend.3,15 Loan Sales & Capital Return • Regular loan sales are expected to be utilized as a tool to moderate balance sheet growth.3 • Expected to create significant capacity for return of capital through continued share repurchases and other forms of capital return.3 High ROCE Loans The “Hero” of our Strategy Increased Recurring Earnings Expected Outcomes3 Attractive Growth Robust Capital Return

13 Maximize the Profitability and Growth of the Core Business Maximize Revenue Manage Unit Costs Drive penetration at all schools Increase market share by fully meeting student funding needs Enhance risk-adjusted pricing and underwriting Improve marketing, digital, and data capabilities Strong focus on fixed cost discipline Drive towards reducing both the unit cost of servicing and the unit cost of acquisitions Improve third-party vendor cost management Drive towards strong operating leverage

14 Funding the Cost of a Higher Education Total $485B Private Education Loans $15BOther $12B Federal & State Loans $83B Grants $145B Higher Education Spend 4 (Academic Year 2022-2023) Family Contribution $229B Families’ out-of-pocket contributions covered half of college costs • Families’ out-of-pocket contributions covered 50% of cost • Scholarships and grants covered 29% • Borrowed funds covered 19% • Relatives and friends helped with 2% of costs 4 in 10 families used borrowed funds in AY 2022-23 • On average, students borrowed $11,337 and parents borrowed $13,507 • Borrowing rates vary by school type • 45% of 4-year private school families borrowed • 41% of 4-year public school families borrowed • 25% of 2-year school families borrowed • Student borrowing is more prevalent than parent borrowing • 56% - only the student borrowed • 32% - only the parent borrowed • 12% - both borrowed SOURCE: How America Pays for College 2023

• Families report a college spending increase for the first time in two years (up 11% vs. last year) • The perception of the overall value of education to the price has not changed over the past 5 years o 7 in 10 families believe the value of their education is ‘appropriate’, a ‘bargain’ or ‘excellent value’ compared to the price they are paying On average, families spent $28,026 on college in AY 2022-23 15© 2024 Sallie Mae Bank. All rights reserved. SOURCE: How America Pays for College 2023 $20,882 $24,164 $23,688 $23,757 $26,458 $26,226 $30,017 $26,373 $25,313 $28,026 AY 2013-14 AY 2014-15 AY 2015-16 AY 2016-17 AY 2017-18 AY 2018-19 AY 2019-20 AY 2020-21 AY 2021-22 AY 2022-23 Reported spending, by academic year

• Loans covered 41% of education costs for borrowing families • Families that did not borrow contributed significantly more from parent income and savings Overall, 19% of college costs were covered by borrowed funds 16© 2024 Sallie Mae Bank. All rights reserved. SOURCE: How America Pays for College 2023 23% 18% 10% 9% 22% 56% 2% 2% 25% 33% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Borrowed Did not borrow Funding source share, borrowers vs. non- borrowers Scholarships and grants Relatives and friends Parent income and savings Student income and savings Parent borrowing Student borrowing

The most common source of borrowed funds is federal student loans

- Of the dollar amount of borrowed money used to pay for AY2022-23:
    - 50% came from the federal loan program
    - 25% came from private education loans
    - 25% came from all other sources


% of families using each source of borrowed $
Federal student loan
24%
Federal Parent PLUS loan
11%
Private student loan
11%
Private education loans borrowed by parent
9%
Parent credit cards
9%
Student credit card
7%
Home equity loan or line of credit
6%
Retirement account loan
6%

SOURCE: How America Pays for College 2023

© 2024 Sallie Mae Bank. All rights reserved.

17

18 Sallie Mae’s Core Product Contains Customer Friendly Provisions That Enable Successful Outcomes In-School • Competitive variable & fixed rates • No origination fees • Three repayment options -Monthly interest payments -$25 fixed monthly payments -Defer payments • Quarterly FICO Score Sallie Mae Smart Option Student Loan Benefits from school through repayment Repayment • No prepayment penalty • Auto debit 0.25 percentage point interest rate reduction • Graduated repayment period • Cosigner release (for those who qualify) • Return-to-school deferment • Internship/residency deferment • Active-duty military deferment 92% of Sallie Mae student loan borrowers who are out of school are employed 5 Sallie Mae Student Borrowers

19 Optimize the Value of the Brand and Attractive Client Base What We Do Build products and services that leverage our customer affiliation Ensure products and services are consistent with our core mission and drive customer value We know our customers’ finances, payment patterns and indebtedness We have the relationships and knowledge to assist our customers with their next step: post-graduation plans, jobs, future financial needs We are there for our customers during and after their important transition to adulthood Prioritize partnerships and other capital efficient avenues of growth Look for opportunities to optimize ROI

20 Maintain Rigorous Capital Allocation and Return Program Invest in High ROE Growth • Continue to focus on high-quality Private Education Loan originations, including deeper penetration of graduate school market • Build other sources of revenue and capital in expense-efficient ways Quarterly Common Stock Dividend • Paid $0.11 quarterly common stock dividend in Q4 2023 • Expect to continue to pay dividend, subject to Board approval3,15 Share Repurchase • From January 1, 2020, through December 31, 2023, we repurchased approximately 50% of common shares outstanding at January 1, 2020. • Board of Directors approved new $650 Million Share Repurchase Program in January 2024 (which expires in Feb. 2026). We allocate capital with discipline Strong and Predictable Balance Sheet Growth • Selling assets to moderate balance sheet growth • In 2024, the balance sheet is expected to grow 2-3% and then at a measured pace beginning in 2025. This is expected to create meaningful capacity for return of capital to shareholders.3 • $2B in Private Education Loan sales completed on February 1, 2024.

Diverse Student Loan Portfolio Driving Increased Shareholder Value

Medical

Health Professions

Dental

General Studies

MBA

Undergraduate

Law

- Products designed to meet the needs of all students
- Developing unique and innovative products to diversify portfolio

	Undergraduate	Graduate
RATE TYPE	Variable & Fixed	Variable & Fixed
INTEREST RATE RANGES	Variable: SOFR + 1.250% - SOFR + 12.375% Fixed: 4.75% - 16.530%	Variable: SOFR + 1.750% - SOFR + 11.625% Fixed: 5.240% - 15.000%
REPAYMENT OPTION	Deferred, Interest Only & Fixed Repayment	Deferred, Interest Only & Fixed Repayment
REPAYMENT TERM	10-15 years	20 years for Medical and Dental 15 years for Remaining Disciplines
GRACE PERIOD	6 months	6-36 months
INTERNSHIP / RESIDENCY DEFERMENT	Up to 60 months	Up to 48 months
FEATURES	ACH discount | FICO Score | Cosigner Release | GRP | Student Death & Disability Release	ACH discount | FICO Score | Cosigner Release | GRP | Student Death & Disability Release

As of 2/6/24

21

1 Our Approach to ESG Our ESG approach is grounded in our mission and where we can make the most impact: powering confidence in students and families on their unique higher education journey. 22 SOURCE: All information presented on this page is from our April 2023 ESG Report covering 2022 and will be updated with the issuance of our next ESG Report, once available.

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. ABS Supplement

24 Sallie Mae’s Smart Option Loan Product Overview The Smart Option loan product was introduced by Sallie Mae in 2009 The Smart Option loan program consists of: Smart Option Interest Only loans Require full interest payments during in- school, grace, and deferment periods Smart Option Fixed Pay loans Require $25 fixed payments during in-school, grace, and deferment periods Smart Option Deferred loans Do not require payments during in-school and grace periods • Smart Option payment option may not be changed after selected at origination • Fixed-rate loans or variable-rate loans • Consumer credit underwriting, with minimum FICO, custom credit score model and judgmental underwriting • Marketed primarily through the school channel and also directly to consumers, with all loansB certified by and disbursed directly to schools • Qualified education loans are non- dischargeable in bankruptcy, unless a borrower can prove that repayment of the loan would impose an "undue hardship” B Bar Study, and residency and Relocation loans are the exception.

25 Sallie Mae Bank ABS Summary14 6 16 6 6 6

26 Sallie Mae Bank ABS Structures 17 18 6

Confidential and proprietary information. © 2021 Sallie Mae Bank. All rights reserved. Appendix

28 Quarterly Financial Highlights Q4 2023 Q3 2023 Q4 2022 Income Statement ($ Millions) Total interest income $669 $652 $584 Total interest expense 283 268 202 Net Interest Income 386 385 381 Less: provisions for credit losses 16 198 297 Total non-interest income (loss) 57 24 (41) Total non-interest expenses 202 170 140 Income tax expense (benefit) 57 11 (19) Net Income (loss) 168 29 (77) Preferred stock dividends 5 5 3 Net income (loss) attributable to common stock 164 25 (81) Non-GAAP “Core Earnings” adjustments to GAAP(7,12) - - - Non-GAAP “Core Earnings” net income (loss) attributable to common stock(7,12) $164 $25 $(81) Ending Balances ($ Millions) Private Education Loans held for investment, net $19,772 $20,348 $19,020 FFELP Loans held for investment, net 534 551 607 Deposits $21,653 $21,551 $21,448 Brokered 10,275 10,376 9,877 Retail and other 11,378 11,175 11,571 Q4 2023 Q3 2023 Q4 2022 Key Performance Metrics Net Interest Margin 5.37% 5.43% 5.37% Yield—Total Interest-earning assets 9.30% 9.21% 8.21% Private Education Loans 11.02% 10.96% 10.12% Cost of Funds 4.17% 4.00% 3.00% Return on Assets (“ROA”)(8) 2.3% 0.4% (1.1)% Non-GAAP “Core Earnings” ROA(9) 2.3% 0.4% (1.1)% Return on Common Equity (“ROCE”)(10) 40.2% 6.3% (18.8)% Non-GAAP “Core Earnings” ROCE(11) 40.2% 6.3% (18.8)% Per Common Share GAAP diluted earnings (loss) per common share $0.72 $0.11 $(0.33) Non-GAAP “Core Earnings” diluted earnings (loss) per common share(7,12) $0.72 $0.11 $(0.33) Average common and common equivalent shares outstanding (millions) 227 229 245

29 2023 2022 Key Performance Metrics Net Interest Margin 5.50% 5.31% Yield—Total Interest-earning assets 9.13% 7.24% Private Education Loans 10.86% 9.14% Cost of Funds 3.85% 2.05% Return on Assets (“ROA”)(8) 2.0% 1.6% Non-GAAP “Core Earnings” ROA(9) 2.0% 1.6% Return on Common Equity (“ROCE”)(10) 35.8% 25.4% Non-GAAP “Core Earnings” ROCE(11) 35.8% 25.4% Per Common Share GAAP diluted earnings per common share $2.41 $1.76 Non-GAAP “Core Earnings” diluted earnings per common share(7,12) $2.41 $1.76 Average common and common equivalent shares outstanding (millions) 234 262 Annual Financial Highlights 2023 2022 Income Statement ($ Millions) Total interest income $2,592 $2,032 Total interest expense 1,030 543 Net Interest Income 1,562 1,489 Less: provisions for credit losses 345 633 Total non-interest income 247 335 Total non-interest expenses 685 559 Income tax expense 197 162 Net Income 581 469 Preferred stock dividends 18 9 Net income attributable to common stock 564 460 Non-GAAP “Core Earnings” adjustments to GAAP(7,12) - - Non-GAAP “Core Earnings” net income attributable to common stock(7,12) $564 $460 Ending Balances ($ Millions) Private Education Loans held for investment, net $19,772 $19,020 FFELP Loans held for investment, net 534 607 Deposits $21,653 $21,448 Brokered 10,275 9,877 Retail and other 11,378 11,571

30 Sallie Mae vs Federal Student Loans As of 2/6/24

31 Non-GAAP “Core Earnings” to GAAP Reconciliation Quarters Ended Years Ended ($ Thousands except per share amounts) Dec. 31, 2023 Sept. 30, 2023 Dec. 31, 2022 Dec. 31, 2023 Dec. 31, 2022 Non-GAAP “Core Earnings” adjustments to GAAP: GAAP net income (loss) $168,443 $29,365 ($77,043) $581,391 $469,014 Preferred stock dividends $4,726 $4,642 $3,466 $17,705 $9,029 GAAP net income (loss) attributable to SLM Corporation common stock $163,717 $24,723 ($80,509) $563,686 $459,985 Adjustments: Net impact of derivative accounting(7) - - - - $248 Net tax expense(12) - - - - $60 Total non-GAAP “Core Earnings” adjustments to GAAP - - - - $188 Non-GAAP “Core Earnings” (loss) attributable to SLM Corporation common stock $163,717 $24,723 ($80,509) $563,686 $460,173 GAAP diluted earnings (loss) per common share $0.72 $0.11 ($0.33) $2.41 $1.76 Derivative adjustments, net of tax - - - - - Non-GAAP “Core Earnings” diluted earnings (loss) per common share $0.72 $0.11 ($0.33) $2.41 $1.76

32 Footnotes 1. Source: Enterval CBA Report (https://www.enterval.com/) for Q3 2023 as of September 2023. Based on Full Market. 2. Based on internal Company statistics. 3. The information on this page constitutes forward-looking statements. See page 2 of this Presentation for a cautionary note regarding forward-looking statements. 4. Enrollment data from NCES Digest of education statistics (various tables). Cost data included from College Board 2023 Trends in College Pricing and 2023 Trends in Student Aid. Total market is based on internal company statistics that include inputs from government projections. These projections were updated in the fourth quarter of 2023. 5. Source: Survey conducted by Market Vision Research (https://www.mv-research.com/). Data collected between 1/20 and 1/27/2023. 6. Represents the higher credit score of the cosigner or the borrower. 7. Derivative Accounting: we provide non-GAAP “Core Earnings” because it is one of several measures management uses to evaluate management performance and allocate corporate resources. Non-GAAP “Core Earnings” exclude periodic unrealized gains and losses caused by the mark-to-fair value valuations on derivatives that do not qualify for hedge accounting treatment under GAAP but include current period accruals on the derivative instruments. Under GAAP, for our derivatives held to maturity, the cumulative net unrealized gain or loss over the life of the contract will equal $0. Management believes the Company’s derivatives are effective economic hedges, and, as such, they are a critical element of the Company’s interest rate risk management strategy. Our “Core Earnings” are not defined terms within GAAP and may not be comparable to similarly tilted measures reported by other companies. See page 27 for a reconciliation of GAAP and “Core Earnings.” 8. We calculate and report our Return on Assets (“ROA”) as the ratio of (a) GAAP net income numerator (annualized) to (b) the GAAP total average assets denominator. 9. We calculate and report our non-GAAP “Core Earnings” Return on Assets (“Core Earnings ROA”) as the ratio of (a) non-GAAP “Core Earnings” net income (loss) numerator (annualized) to (b) the GAAP total average assets denominator. 10. We calculate and report our Return on Common Equity (“ROCE”) as the ratio of (a) GAAP net income (loss) attributable to SLM Corporation common stock numerator (annualized) to (b) the net denominator, which consists of GAAP total average equity less total average preferred stock. 11. We calculate and report our non-GAAP “Core Earnings” Return on Common Equity (“Core Earnings ROCE”) as the ratio of (a) non-GAAP “Core Earnings” net income (loss) attributable to SLM Corporation common stock numerator (annualized) to (b) the net denominator, which consists of GAAP total average equity less total average preferred stock. 12. Non-GAAP “Core Earnings” tax rate is based on the effective tax rate at Sallie Mae Bank where the derivative instruments are held. 13. Originations represent loans that were funded or acquired during the period presented. 14. Pool characteristics as of the Statistical Cutoff Date for the respective transaction. 15. The Company’s expectation and ability to pay a quarterly cash dividend on its common stock in the future will be subject to the determination by, and discretion of, the Company’s Board of Directors, and any determination by the Board will be based on an evaluation of the Company’s earnings, financial condition and requirements, business conditions, capital allocation determinations, and other factors, risks and uncertainties. 16. Smart Option loans considered in ‘P&I Repayment’ only if borrowers are subject to full principal and interest payments on the loan. 17. Overcollateralization for Class A & B bonds. 18. Estimated based on a variety of assumptions concerning loan repayment behavior. Actual prepayment rate may vary significantly from estimates. 19. Source: U.S. Department of Education, Office of Federal Student Aid, https://studentaid.ed.gov/sa/types/loans. 20. Statistic considers portfolio Private Education Loans only and is presented for full-year 2023. 21. When a delinquent borrower qualifies for a loan modification program (excluding forbearance), before having their interest rate reduced, term extended, and their account re-aged back to current, the borrower must complete three qualifying payments at the new (modified) payment amount. We refer to this period during which the three qualifying payments are due as the “qualifying period.” While in the qualifying period, the borrower will remain in the same delinquency status and will not advance as long as they continue to make payments. 22. The decision to write down the intangible asset associated with the Nitro trade name and trademark this year resulted in a non-cash charge of $56.5 million to 2023 non-interest expenses. This resulted in a $0.19 decrease to our GAAP diluted earnings per common share for Q4 2023 and an $0.18 decrease to our GAAP diluted earnings per common share for full-year 2023. Absent this charge, full-year 2023 GAAP diluted earnings per common share would have increased 47% over full-year 2022 GAAP diluted earnings per common share.